UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2016

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 24, 2016, Tautachrome Inc. (the “Registrant”) filed a Certificate of Designations to its Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of its Series D Preferred Convertible Stock (the “Series D Preferred Stock”). A copy of the Certificate of Designations relating to the Series D Preferred Stock is listed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 27, 2016, the Registrant issued a press release in the form attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Press Release”).

The information in Item 7.01 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for any purpose and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Designations, Preferences, Rights and Limitations of Series D Convertible Preferred Stock

99.1	Press Release

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: October 27, 2016	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

3